Exhibit 99.1

Successful drug launches can start here Our proprietary AcuFormTM delivery system retains orally administered medications in the stomach to create a “launching platform” for controlled drug release. By targeting drug delivery to the upper GI tract, we can help reduce the potential for certain side effects associated with many medications. the performance of existing compounds. Using this approach, we have successfully commercialized two products and have four other therapies in clinical development in a variety of areas, including CNS and GI disorders and pain management. If you’re interested in partnering with us, contact busdev@depomed.com, or call 650-462-5900, or visit www.depomed.com. As the leader in gastric retention technology, we can allow you to create new brands by improving AcuFormTM is a trademark of Depomed, Inc. Copyright © 2009 Depomed, Inc. All rights reserved. DEP-001-P.1 January 2009

Investor Quarterly A message from our CEO, Carl A. Pelzel January 12, 2009 Shareholders and Friends of Depomed, We enter 2009 on the heels of an extremely successful 2008, a year in which we achieved several key strategic milestones, placing us in the strongest financial and development position in the company’s history. During 2008, we signed several strategic partnerships, with the most significant being the partnership of DM-1796 with Solvay, which provides us with confidence in our ability to create additional value for all our stakeholders and deliver on our corporate goals in the future. In addition to Solvay, we signed a strategic partnership with Covidien, which further demonstrates the strength of our technology. During 2008 we also made significant progress on our product pipeline, initiating a Phase 3 trial for PHN, two Phase 3 trials for menopausal hot flashes, and extended our Glumetza franchise with the FDA approval of the 1000 mg. In addition, we strengthened our commercial potential with the signing of a strategic promotion agreement with Santarus and the issuance of an additional patent on Gabapentin GR, further strengthening our IP position. Solvay Deal – Under our product license agreement for DM-1796 for the treatment of pain, Solvay will make an upfront payment of $25 million, and, in addition up to $70 million in pre-commercial regulatory milestones and up to $300 million in sales milestone payments. Solvay will also pay an escalating royalty of 14 to 20 percent, depending on product sales. The agreement with Solvay only covers the United States, Canada and Mexico. Given that DM-1796 is fully aligned with Solvay’s strategic focus on neuroscience development, we are confident we have chosen the right partner with a strong presence in key markets with over 650 dedicated sales representatives in the field, and growing. However, Depomed retained the rights to DM-1796 in Europe, Japan and rest of the world as well as full ownership of DM-5689, providing additional potential for value creation. Covidien Deal – Covidien has licensed worldwide rights to utilize our AcuFormTM technology for the exclusive development of four undisclosed products. Depomed received an upfront payment of $4 million, and could receive up to $64 million in additional development milestone payments over the next several years, as well as a royalty on product sales. Consistent with our strategic goal to establish a group of products in addition to DM-5689 for hot flashes that can be promoted to the women’s health field, Depomed will retain the exclusive option to promote the products developed under the Covidien license agreement within the OB/GYN specialty field. The products that are being developed represent a category of products that are used by OB/GYN physicians. Once Depomed begins to promote these products, Covidien will pay Depomed a significantly higher royalty on the resulting net sales in this specialty. The upfront and milestone cash payments from both the Solvay and Covidien transactions will further support the development of DM-5689 for hot fl ashes, which we believe will become the cornerstone of our women’s health franchise. In addition, this added capital combined with the $85.5 million cash as of September 30 on our balance sheet, places us in an even stronger position to continue our development and commercialization activities focused on innovative products to improve patients’ lives. We made the strategic decision to exit the fee-for-service model and the Covidien transaction illustrates how we will focus on leveraging our technology for licensing deals in the future while we retain access to additional products in the women’s health field. Furthermore, we are leveraging our technology for the development of unique product opportunities that can generate additional cash upon partnering such as DM- 1992 for Parkinson’s. We expect to report Phase 1 trial results in 2009 Our key objective moving forward is to build a portfolio of products to strengthen our women’s health franchise, and to commercialize our products in the manner that provides the greatest value for the company and our shareholders. Sincerely, Carl A. Pelzel President and CEO Please see note regarding forward-looking statements and risk factors on next page

Building a Strong Platform for the Future Leverage Technology and Portfolio • Solvay $395M Licensing Agreement for PHN • Covidien $68M Technology Licensing Deal- validates licensing model • Santarus Promotion Agreement for Glumetza • Tier 2 Reimbursement Status for Glumetza with CVS Caremark Advance Core Technology • FDA Approval for 1000mg Glumetza • Allowance of additional U.S. Patent for Gabapentin GR - 2024 • Initiate Phase 3 trial for DM-1796 • Initiate two Phase 3 trials for DM-5689 • Preclinical grant from the Michael J. Fox Foundation for DM-1992 in Parkinson’s Broaden Women’s Health Franchise • DM-5869 - Hot Flashes • Glumetza • Covidien Products prescribed by OB/GYNs •Product 1 •Product 2 •Product 3 •Product 4 • In-license/acquire 1 2 3 Depomed Quarterly Ending Cash ($M) 0 10 20 30 40 50 60 70 80 90 Q1:07 Q2:07 Q3:07 Q4:07 Q1:08 Q2:08 Q3:08

NOTE REGARDING FORWARD-LOOKING STATEMENTS AND RISK FACTORS. Statements in this newsletter that are not historical facts are forward-looking statements that involve risks and uncertainties. The inclusion of forward-looking statements, including those related to expectations regarding potential business transactions, financial matters, clinical development programs, and potential benefits of our products and product candidates, should not be regarded as a representation that any of our plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation, risks and uncertainties related to: our research and development efforts, including pre-clinical and clinical testing; regulation by the FDA and other government agencies; the timing of regulatory applications and product launches; our ability to successfully commercialize our products; the success of our collaborative arrangements with development and commercialization partners; and other risks detailed in our filings with the Securities and Exchange Commission filings, including our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to revise or update this newsletter to reflect events or circumstances that occur after the date of this release. Investment in our common stock involves a high degree of risk. This newsletter is not intended to be, and is not, a prospectus. You should review our most recent Annual Report on Form 10-K and any subsequently filed Quarterly Report on Form 10-Q or Current Report on Form 8-K before making any investment decision related to our securities. You should pay particular attention to the “Risk Factors” sections in the Form 10-K and Form 10-Q. Each of the risks described in those documents could adversely affect our business, financial condition, results of operations and prospects, and could result in a complete loss of any investment you may have in our securities. Potential 2009 Milestones Phase 1 trial Report results DM-1992 Parkinson’s DM-1796 PHN Trial DM-5689 Hot Flash Trials Covidien Deliver 1st formulation Phase 3 trial Phase 3 trials Report results Deliver 2nd formulation Other Deals Report results Look to Develop Additional Strategic Deals